EXHIBIT 32.2

                               TELVUE CORPORATION

                           CERTIFICATION PURSUANT TO
                              18 U.S.C. sec. 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TelVue Corporation (the "Company") on Form 10-Q for the period ended March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Fell, Controller of the Company, certify, pursuant to 18 U.S.C. sec. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 16, 2011                      /s/ John Fell
                                        -------------
                                        John Fell
                                        Treasurer-Controller